UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008 (August 19, 2008)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive office)	(Zip Code)

(954) 630-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 19, Point Blank Solutions, Inc. (the “Company”) issued a press release announcing the results of the Company’s 2008 Annual Meeting of Stockholders. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of the Company, dated August 19, 2008, regarding the results of the Company’s 2008 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

By:	/s/ Jennifer Rae Coberly
Name:	Jennifer Rae Coberly
Title:	General Counsel and Secretary

Dated: August 20, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release of the Company, dated August 19, 2008, regarding the results of the Company’s 2008 Annual Meeting of Stockholders.